Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 Of the Sarbanes-Oxley Act 2002

In connection with the Annual Report of Scienjoy Holding Corporation (the “Company) on Form 20-F for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on April 28, 2023 and as amended by Amendment No.1 and Amendment No.2 thereto (the “Report”), I, Denny Tang, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2023

By:	/s/ Denny Tang
Name:	Denny Tang
Title:	Chief Financial Officer